Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS





Board  of  Directors
Temporary  Financial  Services,  Inc.  and  Subsidiary


We hereby consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-60326 on Form SB-2 of our report, dated February 15, 2001, relating to the consolidated financial statements of Temporary
Financial Services, Inc. and Subsidiary. We also consent to the reference to our Firm under the captions "Experts" in the Prospectus.


                           /s/ LeMASTER & DANIELS PLLC
                          Certified Public Accountants




Spokane,  Washington
December  13,  2001